                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 FORM 8-K/A

                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 (D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   May 14, 1999


                           ERC INDUSTRIES, INC.
                        -----------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

        0-14439                                      76-0382879
        -------                                     ------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


                 1441 Park Ten Boulevard, Houston, Texas 77084
                 ---------------------------------------------
                    (Address of principal executive offices)

      Registrant's telephone number, including area code   (281) 398-8901
                                                           --------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (a)  FINANCIAL STATEMENTS OF THE BUSINESSES ACQUIRED

       The audited historical balance sheets of Arabian Oil Equipment Services LLC and Wood Group Engineering Services (Peterhead) Limited as of December 31, 1998 and 1997, audited statements of operations, comprehensive income, shareholders' equity and cash flows for the years ended December 31, 1998 and 1997 are set forth as ATTACHMENT A and are incorporated herein by reference.

       (b)  PRO FORMA FINANCIAL INFORMATION

       Pro forma financial information for the businesses acquired subsequent to December 31, 1998 is set forth as ATTACHMENT B and is incorporated herein by reference.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ERC INDUSTRIES, INC.


                              By:  /s/  James E. Klima
                                 ---------------------------------------
                              James E. Klima
                              Vice President and Chief Financial Officer



DATE:   June 18, 1999

                                  ATTACHMENT A



June 13, 1999

To the Shareholders of
Arabian Oil Equipment Services LLC

In our opinion, based upon our audits, the accompanying balance sheet and the related statements of operations, of comprehensive income, of shareholders' equity, and of cash flows present fairly, in all material respects, the financial position of Arabian Oil Equipment Services LLC at December 31, 1998 and 1997 in conformity with generally accepted accounting principles in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

BDO Patel

Abu Dhabi

          ARABIAN OIL EQUIPMENT SERVICES LLC

                     BALANCE SHEET
                   (IN U.S. DOLLARS)

                                                             December 31,     December 31,
                                                                1998             1997
                                                           --------------   -----------------
                                                               $'000              $'000
ASSETS
Current assets:
   Cash                                                          227                  79
   Accounts receivable, net of allowance for uncollectible
    debts of $52 and $34 respectively                          1,129                 523
   Accounts receivable stockholder and affiliated companies
    (Note 9)                                                      49                  76
   Inventories (Note 4)                                          314                  87
   Other current assets                                          128                  99
                                                              ------              ------
          TOTAL CURRENT ASSETS                                 1,847                 864

Property, plant and equipment, net (Note 5)                      120                 612
Goodwill, net of amortization (Note 6)                            72                 101
                                                              ------              ------
          TOTAL ASSETS                                        $2,039              $1,577
                                                              ======              ======
LIABILITIES  AND  SHAREHOLDERS'  EQUITY
Current liabilities:
   Line of credit from banks (Note 8)                            255                 235
   Accounts payable                                              260                  97
   Accounts payable stockholder and affiliated companies
    (Note 9)                                                     895                 928
   Other accrued liabilities                                     475                 382
                                                              ------              ------
          TOTAL LIABILITIES                                    1,885               1,642
                                                              ------              ------
Shareholders' equity:
  Capital stock                                                   44                  44
  Legal reserve                                                   20                  20
  Capital Contribution                                         1,214               1,214
  Accumulated deficit                                         (1,135)             (1,350)
  Accumulated other comprehensive income                          11                   7
                                                              ------              ------
          TOTAL SHAREHOLDERS' EQUITY                             154                 (65)
                                                              ------              ------
          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          $2,039              $1,577
                                                              ======              ======

     The accompanying notes are an integral part of the financial statements.

                      ARABIAN OIL EQUIPMENT SERVICES LLC

                            STATEMENT OF OPERATIONS
                FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
                               (IN U.S. DOLLARS)


                                                      1998         1997
                                                     ------       ------
                                                      $'000        $'000
Revenues                                              3,060        1,463

Cost of goods sold                                    2,132        1,328
                                                     ------        -----

Gross profit                                            928          135

Selling, general and administrative expenses            654          679
                                                     ------        -----

Operating income (loss)                                 274         (544)

Interest expense                                         59          100
                                                     ------        -----

Income (loss) before provision for income taxes         215         (644)

Provision for income taxes  (Note 7)                      -            -
                                                     ------        -----

Net income (loss)                                       215         (644)
                                                     ------        -----

   The accompanying notes are an integral part of the financial  statements.

                      ARABIAN OIL EQUIPMENT SERVICES LLC

                       STATEMENT OF COMPREHENSIVE INCOME
                FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
                               (IN U.S. DOLLARS)

                                              1998             1997
                                              ----             ----
                                              $000             $000
Net income (loss)                             $215             $(644)

Other comprehensive income                       4                 7
                                              ----             -----
Total comprehensive income (loss)              219              (637)
                                              ====             =====

  The accompanying  notes are an integral part of the financial  statements.

                      ARABIAN OIL EQUIPMENT SERVICES LLC

                       STATEMENT OF SHAREHOLDERS' EQUITY
                               (IN U.S. DOLLARS)

                                                                                                                 ACCUMULATED OTHER
                                         CAPITAL               LEGAL           CAPITAL          ACCUMULATED        COMPREHENSIVE
                                          STOCK               RESERVE       CONTRIBUTION          DEFICIT             INCOME
                                         -------             --------      ---------------      -----------      ----------------
                                          '000                 '000             '000               '000                 '000
Balance as of December 31, 1996             $44                $20           $   482             $  (706)                $ -
  Net loss                                    -                  -                 -                (644)                  -
Goodwill arising in year                      -                  -                60                   -                   -
  Increase in capital contributions           -                  -               672                   -                   -
  Other comprehensive income                  -                  -                 -                   -                   7
                                            ---                ---            ------             -------                 ---
Balance as of December 31, 1997              44                 20             1,214              (1,350)                  7
  Net income                                  -                  -                 -                 215                   -
  Other comprehensive income                  -                  -                 -                   -                   4
                                            ---                ---            ------             -------                 ---
Balance as of December 31, 1998             $44                $20            $1,214             $(1,135)                $11
                                            ===                ===            ======             =======                 ===

   The accompanying notes are an integral part of the financial statements.

                      ARABIAN OIL EQUIPMENT SERVICES LLC

                            STATEMENT OF CASH FLOWS
                FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
                               (IN U.S. DOLLARS)

                                                          1998           1997
                                                          ----           ----
                                                         $'000          $'000
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                        215           (644)
  Adjustments to reconcile net income (loss)
    to net cash used in operating activities -
  Depreciation                                             131            217
  Amortization                                              29             29
  Increase in capital contribution                           -            672
  Gain on sale of property, plant and equipment             (1)            (4)
  Increase (decrease) in cash resulting from changes
     in current assets and liabilities -
  Accounts receivable                                     (606)           734
  Inventories                                             (227)           170
  Prepaid expenses and other assets                        (29)           (82)
  Balances to stockholder and affiliated companies           6         (1,188)
  Accounts payable                                         163            (60)
  Accrued liabilities                                       93             17
                                                          ----         ------
  Net cash used in operating activities                   (226)          (139)
                                                          ----         ------
NET CASH USED IN INVESTING ACTIVITIES:
Additions to property, plant and equipment, net            (27)           (25)
Proceeds from sale of property, plant and equipment        381              4
                                                          ----         ------
Net cash provided by (used in) investing activities        354            (21)
                                                          ----         ------
NET CASH PROVIDED BY FINANCING ACTIVITIES:
Line of credit receipts from bank                           20              3
                                                          ----         ------
Net cash provided by financing activities                   20              3
                                                          ----         ------
CASH AND CASH EQUIVALENTS:
Increase (decrease) for the year                           148           (157)
At beginning of the year                                    79            236
                                                          ----         ------
At end of the year                                         227             79
                                                          ----         ------

   The accompanying notes are an integral part of the financial  statements.

                       ARABIAN OIL EQUIPMENT SERVICES LLC


                       NOTES TO THE FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997


1.  INCORPORATION AND ACTIVITIES:

The Company was incorporated into a limited liability company in 1991 at which time the original capital of Dh 1 million was reduced to Dh 150,000 (100 shares at Dh 1,500 each) and the surplus of Dh 850,000 was treated as a capital contribution. An additional capital contribution of Dh 2,501,000 was transferred from John Wood Group PLC's loan account in 1997. The company is engaged in the manufacture, installation and maintenance of wellhead equipment.

At December 31, 1998 and 1997 the Company was a wholly owned subsidiary of John Wood Group PLC.

In accordance with the provisions of the U.A.E. Federal Commercial Companies Law No. 8 (as amended), a legal reserve has been accumulated by transferring 10% of the net profit of the Company. This reserve may be restricted to 50% of the capital and is not available for distribution.


2.  TRANSLATION INTO U.S. DOLLARS:

The Company must maintain its financial records in UAE dirhams ("Dh") in accordance with generally accepted accounting principles in the U.S.

The translation of the historical dirham financial statements into U.S.
dollars has been conducted in accordance with Statement of Financial Accounting Standards No. 52 "Foreign Currency Translation".

The translation into U.S. dollars is performed for balance sheet accounts using current exchange rates in effect at the balance sheet date and for revenue and expense accounts using an average exchange rate for the period. Adjustments resulting from translation are included in shareholders' equity.


3.  SIGNIFICANT ACCOUNTING PRINCIPLES IN USE:

INVENTORIES

Inventory consists primarily of finished, semi-finished and raw materials which are carried at the lower of cost (specific identification or standard cost which approximates FIFO) or market.

PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are recorded at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the various classes of assets, which range from 3 to 10 years for machinery and equipment. Major renewals and betterments, which extend the lives of equipment, are capitalized while all other repairs and maintenance are charged to operations as incurred. Disposals are removed at cost less accumulated depreciation with any resulting gain or loss reflected in operations.


GOODWILL

Goodwill, representing the excess of cost over net assets acquired, is amortized using the straight-line method over the estimated useful life of 10 years.

4.  INVENTORIES:

Inventories comprise the following:

                      1998    1997
                      -----   -----
                      $'000   $'000
Work In Progress         51       8
Raw Materials           263      79
                      -----   -----
                        314      87
                      -----   -----

5.  PROPERTY, PLANT AND EQUIPMENT:

Property, plant and equipment comprises the following:

                               1998     1997
                              ------   -------
                              $'000    $ '000
Plant and Machinery             887     1,398
Accumulated depreciation       (767)     (786)
                              -----    ------
                                120       612
                              -----    ------

6.  GOODWILL

                                  1998     1997
                                 -----    -----
                                 $'000    $'000
Cost                               290      290
Accumulated amortization          (218)    (189)
                                 -----    -----
                                    72      101
                                 -----    -----

During 1991 Wood Group Engineering (Middle East) Limited, a wholly owned subsidiary of John Wood Group PLC, acquired 49% of Arabian Oil Equipment Services LLC for a consideration of GBP 165,000. During 1997, Wood Group Engineering (Middle East) Limited acquired the remaining stock for a consideration of GBP 540,000. The combined goodwill arising from these two purchases amounts to $290,000, of which $229,000 is attributable to the first purchase.

7.  TAXES

Under the tax laws existing within Abu Dhabi, profits or losses generated by companies are not subject to income tax. Accordingly, the Company does not believe that it is liable to pay taxes in respect of income generated from its operations.


8.  DEBT

The Company has a line of credit of up to Dh 2 million with a bank in Scotland provided as part of a group banking arrangement with John Wood Group PLC. The line of credit is used for the purpose of general working capital requirements and provides overdraft and documentary facilities. Interest is charged at a fixed rate of 7.75%.

Included within balances due to stockholder and affiliated companies at both December 31, 1998 and 1997 is a loan of Dh 2,500,000 payable to John Wood Group PLC. There are no repayment terms in respect of this loan upon which interest is charged at 70 to 75 points above LIBOR. The rates of interest at December 31, 1998 and 1997 were 6.48% and 6.62%, respectively.

9.  RELATED PARTIES

                                                             1998       1997
                                                             ----       ----
                                                            $'000      $'000

Accounts receivable - stockholder and affiliated companies     49         76
                                                              ---        ---
Accounts payable - stockholder and affiliated companies       895        928
                                                              ---        ---

Included within accounts payable - stockholder and affiliated companies at December 31, 1998 and 1997 is a line of credit from John Wood Group PLC amounting to $681,000 and $683,000 respectively. The remaining balances arise from the provision of services to and from other Group companies.

During 1998, the Company transferred plant and equipment with a cost of $591,000 and accumulated amortization of $208,000 at no gain or loss to Wood Group Pressure Control Limited, an existing subsidiary of ERC Industries.

                                  ATTACHMENT A




April 8, 1999

To the Shareholders of
Wood Group Engineering Services (Peterhead) Limited

In our opinion the accompanying balance sheet and the related statement of operations, of comprehensive income, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of Wood Group Engineering Services (Peterhead) Limited, at December 31, 1998 and 1997 and for the years then ended, in conformity with generally accepted accounting principles in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers

Aberdeen, Scotland

              WOOD GROUP ENGINEERING SERVICES (PETERHEAD) LIMITED

                            STATEMENT OF OPERATIONS
                FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
                               (IN U.S. DOLLARS)

                                                    1998          1997
                                                   ------        ------
                                                    $000          $000
Revenues                                            7,933         5,606
Cost of goods sold                                  6,702         4,717
                                                    -----         -----

Gross profit                                        1,231           889

Selling, general and administrative expenses          641           600
                                                    -----         -----

Operating income                                      590           289

Interest expense                                       50            10
                                                    -----         -----

Income before provision for income taxes              540           279

Provision for income taxes (Note 6)                   171            84
                                                    -----         -----

Net income                                            369           195
                                                    -----         -----

  The accompanying notes  are an integral part of the financial  statements.

              WOOD GROUP ENGINEERING SERVICES (PETERHEAD) LIMITED

                                 BALANCE SHEET
                               (IN U.S. DOLLARS)

                                                                December 31,        December 31,
                                                                   1998                1997
                                                               -------------       -------------
                                                                   $'000              $'000
ASSETS
Current assets:
   Accounts receivable                                               1,170             1,143
   Inventories (Note 4)                                              1,580               633
   Accounts receivable - stockholder and
     affiliated companies (Note 7)                                     202                59
   Other current assets                                                 48                24
                                                                    ------            ------
          TOTAL CURRENT ASSETS                                       3,000             1,859


Property, plant and equipment, net (Note 5)                            956             1,008
                                                                    ------            ------
          TOTAL ASSETS                                              $3,956            $2,867
                                                                    ======            ======

LIABILITIES  AND  STOCKHOLDER'S  EQUITY
Current liabilities:
   Line of credit from bank (Note 8)                                 1,574                79
   Accounts payable                                                  1,183             1,084
   Accounts payable - stockholder and affiliated companies (Note 7)    107               105
   Other accrued liabilities                                           754               392
                                                                    ------            ------
          TOTAL CURRENT LIABILITIES                                  3,618             1,660

Deferred tax (Note 7)                                                  100               105
                                                                    ------            ------
          TOTAL LIABILITIES                                          3,718             1,765
                                                                    ------            ------
Commitments and Contingencies (Note 9)                                   -                 -
Stockholder's equity:
  Capital stock (Note 1)                                                 -                 -
  Retained earnings                                                    261             1,137
  Accumulated other comprehensive income                               (23)              (35)
                                                                    ------            ------
         TOTAL STOCKHOLDER'S EQUITY                                    238             1,102
                                                                    ------            ------
          TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                $3,956            $2,867
                                                                    ======            ======

   The accompanying notes are an integral part of the financial statements.

              WOOD GROUP ENGINEERING SERVICES (PETERHEAD) LIMITED

                       STATEMENT OF COMPREHENSIVE INCOME
                FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
                               (IN U.S. DOLLARS)


                                         1998                  1997
                                        ------                ------
                                         $000                  $000
Net income                               $369                  $195
Other comprehensive income (loss)          12                   (35)
                                         ----                  ----
Total comprehensive income               $381                  $160
                                         ====                  ====

   The accompanying notes are an integral part of the financial statements.

              WOOD GROUP ENGINEERING SERVICES (PETERHEAD) LIMITED

                       STATEMENT OF STOCKHOLDERS' EQUITY
                               (IN U.S. DOLLARS)

                                                                                                             ACCUMULATED OTHER
                                                 CAPITAL                         RETAINED                      COMPREHENSIVE
                                                  STOCK                          EARNINGS                          INCOME
                                              --------------                  --------------               -----------------------
                                                  $000                             $000                            $000
Balance as of December 31, 1996                                                    1,024                             -
  Net income                                        -                                195                             -
  Distribution                                      -                                (82)                            -
  Other comprehensive loss                          -                                  -                           (35)
                                                  ---                             ------                          ----

Balance as of December 31, 1997                     -                              1,137                           (35)
  Net income                                        -                                369                             -
  Distribution                                      -                             (1,245)                            -
  Other comprehensive income                        -                                  -                            12
                                                  ---                             ------                          ----

Balance as of December 31, 1998                     -                                261                          (23)
                                                  ===                             ======                          ====

   The accompanying notes are an integral part of the financial statements.

              WOOD GROUP ENGINEERING SERVICES (PETERHEAD) LIMITED

                            STATEMENT OF CASH FLOWS
                               (IN U.S. DOLLARS)

                                                              1998                        1997
                                                            -------                     -------
                                                             $'000                       $'000
CASH  FLOWS  FROM  OPERATING  ACTIVITIES:
  Net income                                                    369                        196
  Adjustments to reconcile net income
    to net cash provided by operating activities -
  Depreciation                                                  116                        120
  Gain on sale of property, plant and equipment                   -                        (30)
  Deferred income tax provision increase (decrease)              (5)                         -
  Increase (decrease) in cash resulting from changes
    in current assets and liabilities -
    Accounts receivable                                         (27)                      (350)
    Inventories                                                (947)                      (337)
    Prepaid expenses and other assets                           (25)                       (11)
    Balances with stockholder and affiliated companies         (141)                        41
    Accounts payable                                             99                        296
    Other accrued liabilities                                   366                        (63)
                                                             ------                       ----
    Net cash used in operating activities                      (195)                      (138)
                                                             ------                       ----

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to property, plant and equipment, net                 (55)                       (53)
Proceeds from sale of property, plant and equipment               -                         53
                                                             ------                       ----
   Net cash used in investing activities                        (55)                         -
                                                             ------                       ----

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in line of credit from bank, net                     1,495                         79
Distributions made                                           (1,245)                       (82)
                                                             ------                       ----
   Net cash provided by (used in) financing activities          250                         (3)
                                                             ------                       ----

CASH AND CASH EQUIVALENTS:
Decrease for the year                                             -                       (141)
At beginning of the year                                          -                        141
                                                             ------                       ----
At end of the year                                                -                          -
                                                             ------                       ----

   The accompanying notes are an integral part of the financial  statements.

              WOOD GROUP ENGINEERING SERVICES (PETERHEAD) LIMITED


                       NOTES TO THE FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997


1.  INCORPORATION AND ACTIVITIES:

The Company was incorporated in January 1975 and as of December 31, 1998 and 1997 was a wholly owned subsidiary of John Wood Group PLC. The Company is engaged in the repair and refurbishment of valves and wellhead equipment, and surveying of offshore valve systems. The Company has an authorized share capital of GBP 100,000 and has issued two ordinary shares of GBP 1 each.


2.  TRANSLATION INTO U.S. DOLLARS:

The Company must maintain its financial records in sterling ("GBP") in accordance with U.K. generally accepted accounting principles.

The remeasurement of the historical sterling financial statements into U.S. dollars has been conducted in accordance with Statement of Financial Accounting Standards No. 52 "Foreign Currency Translation".

The translation of foreign currencies into U.S. dollars is performed for balance sheet accounts using current exchange rates in effect at the balance sheet date and for revenue and expense accounts using an average exchange rate for the period. Adjustments resulting from translation are included in stockholders' equity.


3.  SIGNIFICANT ACCOUNTING PRINCIPLES IN USE:

INVENTORIES

Inventory consists primarily of finished, semi-finished and raw materials which are carried at the lower of cost (specific identification or standard cost which approximates FIFO) or market.


PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are recorded at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the various classes of assets. Plant and machinery is depreciated over 3 to 10 years while the Company's leasehold properties are depreciated over the periods of the leases, which range from 45 to 65 years.

INCOME TAXES

The Company records deferred income tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

4.  INVENTORIES:

Inventories comprise the following:


                       1998    1997
                      ------   -----
                       $'000   $'000
Work In Progress         884     358
Raw Materials            696     275
                       -----   -----
                       1,580     633
                       -----   -----

5.  PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment comprises the following:

                                      1998     1997
                                     ------   -------
                                     $'000    $ '000
Land and Buildings (leasehold)         932       921
Plant and Machinery                    923       873
Accumulated depreciation              (899)     (786)
                                     -----    ------
                                       956     1,008
                                     -----    ------

6.  TAXES

The following is a summary of the provisions for income taxes:


                   1998    1997
                  ------   -----
                  $'000    $'000
Current             176       84
Deferred tax         (5)       -
                  -----    -----
                    171       84
                  =====    =====

The deferred tax liability as of December 31, 1998 and 1997 is attributable to tax depreciation in excess of book depreciation for property, plant and equipment.


7.  RELATED PARTIES

The Company provides services to affiliated companies and purchases services from affiliated companies. During the years ended December 31, 1998 and 1997, the Company had net revenues to affiliated companies of $663,000 and $508,000, respectively. Included within administrative expenses for the year ended December 31, 1998 and 1997 are amounts of $0 and $46,000 respectively in respect of services provided by affiliated companies.

At December 31, a summary of the balances with stockholder as affiliated companies is set out below:

                                                     1998    1997
                                                     -----   -----
                                                     $'000   $'000
Accounts receivable-stockholder and
 affiliated companies
  Wood Group Engineering Limited                        52       -
  Enterprise Engineering Services Limited               90       -
  Wood Group Pressure Control Limited                   52      29
  Sulzer Wood Limited                                    3       2
  Arabian Oil Equipment Services LLC                     5      28
                                                     -----   -----
                                                       202      59
                                                     -----   -----

Accounts payable-stockholder and
 affiliated companies
  Wood Group Engineering Limited                         2      25
  John Wood Group PLC                                   75      29
  Rolls Wood Group (Repair & Overhauls) Limited         27      51
  Wood Group Pressure Control Limited                    3       -
                                                     -----   -----
                                                       107     105
                                                     -----   -----

8.  DEBT

The Company has an overdraft with a bank in Scotland provided as part of a group banking arrangement with John Wood Group PLC. The overdraft is used for the purpose of general working capital requirements and provides overdraft and documentary credit facilities. Interest payable on the overdraft is equal to the bank's base rate plus 1 percent per annum. At December 31, 1998 and 1997, the bank's base rate was 6.25% and 7.25%, respectively.


9.  COMMITMENTS AND CONTINGENCIES

The Company leases office space and various equipment under non-cancelable operating leases. The leases provide for minimum monthly payments, plus in certain instances, payments for taxes, insurance and maintenance. The Company is liable under non-cancelable leases for minimum lease commitment amounts during the five years subsequent to December 31, 1998 as follows (in thousands):


December 31
1999                     $ 52
2000                       43
2001                       33
2002                       28
2003 and thereafter        28
                         ----
                         $184
                         ----

Rental expenses for the years ended December 31, 1998 and 1997 were approximately $51,000 and $72,000, respectively.

                                                                    ATTACHMENT B




ERC Industries, Inc.
Pro Forma Condensed Consolidated Financial Statements


On May 14, 1999, the Company, in a privately-negotiated transaction (the "Pressure Control Acquisition"), completed its acquisition from John Wood Group PLC ("Wood Group") of all of the outstanding capital stock of Wood Group Pressure Control Holdings Limited ("WGPCHL"), a company incorporated in Scotland under the Companies Act of the United Kingdom. Prior to the Pressure Control Acquisition, WGPCHL was a wholly owned subsidiary of Wood Group. The sole assets of WGPCHL consist of all of the issued and outstanding capital stock of each of Wood Group Engineering Services (Peterhead) Limited and Wood Group Engineering (Middle East) Limited, the latter of which in turn beneficially owns Arabian Oil Equipment Services LLC (collectively, the "Group Companies"). The Group Companies market, manufacture and service products used in the drilling and production segment of the Oil and Gas Industry, primarily consisting of the repair and overhaul of valves and wellheads.

In connection with the transaction and in exchange for all of the shares of the capital stock of WGPCHL, the Company issued to Wood Group 1,350,000 shares of its common stock, par value $0.01 per share (the "Common Stock"), representing approximately 0.5% of the currently issued and outstanding shares of Common Stock. In addition, the Company issued 1,850,000 shares of its Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock"). The Series A Preferred Stock has a liquidation preference of $1.00 per share and an annual dividend of $0.01 per share beginning in January 2000. Each share of Series A Preferred Stock will be convertible into one share of the Company's common stock, following the approval of the Company's stockholders of such conversion.

With the Company and the Group Companies all being under the common control of the Wood Group, the above transaction has been accounted for similar to pooling of interests and, accordingly, the consolidated pro forma condensed consolidated financial statements presented combine the historical accounts of Wood Group Engineering Services (Peterhead) Limited and Arabian Oil Equipment Services LLC with the accounts of the Company. The historical financial statements of the Company for periods prior to the consummation of the Pressure Control Acquisition have been restated as though the Companies had been combined from the period when they first were under common control of the Wood Group.

On May 31, 1999 Arabian Oil Equipment Services LLC changed its name to Wood Group Pressure Control (Arabian) LLC. On June 7, 1999 Wood Group Engineering Services (Peterhead) Limited changed its name to Wood Group Pressure Control and Engineering Services Limited.

Pursuant to the SEC's regulations, permitted pro forma adjustments include only the effects of events directly attributable to a transaction that are factually supportable and are expected to have a continuing impact, and should be read in conjunction with the historical consolidated financial statements included in ERC's annual report on Form 10-K for the years ended December 31, 1998.

                             ERC INDUSTRIES, INC.
                CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
             (in thousands of U.S. Dollars, except per share data)
                                  (unaudited)

                                                 ERC          Businesses Acquired         Pro Forma
                                             December 31,       At December 31,          Adjustments        Pro Forma
                                                 1998                1998
                                             ------------------------------------------------------------------------
                                                              AOES*          Phd**

Revenues                                        $107,111      $3,060         $7,933       $ (425)(a)         $117,679
Cost of goods sold                                79,839       2,132          6,702         (389)(a)           88,284
                                                --------      ------         ------       ------             --------
     Gross profit                                 27,272         928          1,231          (36)              29,395

Selling, general and administrative expenses      22,759         654            641          (36)(a)           24,018
Asset impairment                                   3,010           -              -            -                3,010
                                                --------      ------         ------       ------             --------
Operating (loss) income                            1,503         274            590            -                2,367

Other (income) expense:
   Interest expense                                1,931          59             50            -                2,040
                                                --------      ------         ------       ------             --------

(Loss) income before provision for income taxes     (428)        215            540            -                  327

Provision for income taxes                           803           -            171            -                  974
                                                --------      ------         ------       ------             --------
Net (loss) income                               $ (1,231)     $  215         $  369       $    -             $   (647)
                                                ========      ======         ======       =======            ========
Basic and diluted net loss per share               (0.04)                                                       (0.02)
                                                ========                                                     ========
Weighted average number of common shares
   outstanding                                    27,498                                   1,350 (b)           28,848
                                                ========                                  ======             ========
Weighted average number of common and
 dilutive potential common shares outstanding     27,498                                   3,200 (b)           30,698
                                                ========                                  ======             ========

-------------
* Wood Group Pressure Control (Arabian) LLC (formerly Arabian Oil Equipment Services LLC)
** Wood Group Pressure Control and Engineering Services Limited (formerly Wood
   Group Engineering Services (Peterhead) Limited)


    The accompanying notes are an integral part of the pro forma unaudited condensed consolidated financial statements.

                         Part I. FINANCIAL INFORMATION
                             ERC INDUSTRIES, INC.
                     CONDENSED CONSOLIDATED BALANCE SHEET
                   (in thousands, except for share amounts)
                                  (unaudited)

                                                        ERC            Businesses Acquired
                                                     December 31,        At December 31,              Pro Forma
                                                        1998                   1998                  Adjustments   Pro Forma
                                                                        AOES           Phd
                                                      -----------------------------------------------------------------------
ASSETS
Current assets:
  Cash and cash equivalents                            $ 2,019         $   227        $    -          $     -        $ 2,246
  Trade accounts receivable, net of allowance for
    doubtful accounts                                   20,198           1,178         1,372             (114)(a)     22,634
  Inventory                                             29,959             314         1,580                -         31,853
  Prepaid expenses and other current assets              2,370             128            48                -          2,546
  Deferred tax asset                                     3,814               -             -                -          3,814
                                                      -----------------------------------------------------------------------
      Total current assets                              58,360           1,847         3,000             (114)        63,093

Property, plant and equipment, net                       8,914             120           956                -          9,990
Excess cost over net assets acquired, net                4,159              72             -                -          4,231
                                                      -----------------------------------------------------------------------
      Total assets                                     $71,433          $2,039        $3,956            $(114)       $77,314
                                                      -----------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Line of credit from banks                            $ 2,052          $  255        $1,574            $   -        $ 3,881
  Line of credit from parent                            18,828             681             -                -         19,509
  Current portion of long-term debt                      1,237               -             -                -          1,237
  Accounts payable                                       8,995             474         1,290             (114)(a)     10,645
  Other accrued liabilities                              5,236             475           754                -          6,465
                                                      -----------------------------------------------------------------------
      Total current liabilities                         36,348           1,885         3,618             (114)        41,737
Deferred tax liability                                       -               -           100                -            100
Long-term debt                                           2,710               -             -                -          2,710
                                                      -----------------------------------------------------------------------
TOTAL LIABILITIES                                      $39,058           1,885         3,718             (114)        44,547
                                                      -----------------------------------------------------------------------
Commitments and contingencies                                -               -             -                -              -

Shareholders' equity:
  Preferred stock                                            -               -             -            1,850 (b)      1,850
  Common stock                                             275              44             -              (30)(b)        289
  Legal reserve                                                -              20             -              (20)(b)          -
  Additional paid-in capital                            26,532           1,214             -           (1,800)(b)     25,946
  Retained earnings                                      5,545          (1,135)          261                -          4,671
  Accumulated other comprehensive income                    23              11           (23)               -             11
                                                      -----------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                              32,375             154           238                -         32,767
                                                      -----------------------------------------------------------------------
      Total liabilities and shareholders' equity       $71,433           2,039       $ 3,956          $  (114)       $77,314
                                                      =======================================================================

    The accompanying notes are an integral part of the pro forma unaudited condensed consolidated financial statements.

                              ERC INDUSTRIES, INC.

   NOTES TO PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The accompanying unaudited pro forma condensed consolidated financial statements (the "Pro Forma Financial Statements") for ERC Industries, Inc. (the "Company") have been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of the Company set forth in its previously filed Annual Report on Form 10-K for the year ended December 31, 1998.

The Pro Forma Financial Statements do not purport to be indicative of the results which would actually have been obtained had the acquisition been completed on the date indicated or which may be obtained in the future.

The pro forma adjustments which have been made to the accompanying Pro Forma Financial Statements are described below:

(a) Reflects the elimination on consolidation of transactions and balances between the acquired companies and the Company and its existing subsidiaries.

(b) Reflects adjustments to equity arising from the transaction. The Company has the following stock:
     (i) 10,000,000 shares of preferred stock with a par value of $1. No preferred shares were issued as of December 31, 1998. 1,850,000 shares of preferred stock were issued in connection with the transaction and have been recorded at par value with a corresponding reduction to additional paid-in capital.
     (ii) 30,000,000 shares of common stock with a par value of $0.01. 27,498,272 shares were issued and outstanding as of December 31, 1998. 1,350,000 shares of common stock were issued in connection with the transaction, and have been recorded at par value with a corresponding reduction in additional paid-in capital.
     (iii) The common stock and legal reserve balances for the acquired companies have been reclassified to additional paid-in capital.